Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                    Chapter 11

 IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,        Case No. 01-15288 (BRL)
                     Debtors                        through 01-15302, 01-15308
                                                    through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                   THE PERIOD OCTOBER 15 TO NOVEMBER 30, 2001


DEBTORS' ADDRESS:                         Bethlehem Steel Corporation
                                          1170 Eighth Avenue
                                          Bethlehem, PA 18016

DISBURSEMENTS:  October 15 to November 30, 2001 (millions):    $307.1


DEBTORS' ATTORNEY:                        Weil, Gotshal & Manges LLP
                                          767 Fifth Avenue
                                          New York, NY 10153
                                          Harvey R. Miller (HM 6078)
                                          Jeffrey L. Tanenbaum (JT 9797)
                                          George A. Davis (GD 2761)

NET LOSS:  October 1 to November 30, 2001 (millions):    ($120.6)

REPORT PREPARER:                          Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:           December 20, 2001                 Lonnie A. Arnett
                                                  -----------------------------
                                                  Lonnie A. Arnett
                                                  Vice President, Controller
                                                  and Chief Accounting Officer

                       BETHLEHEM STEEL CORPORATION, ET AL.

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)
                       CONSOLIDATED STATEMENTS OF EARNINGS
             (dollars and shares in millions, except per share data)

                                                           October 31, 2001                        November 30, 2001
                                                          --------------------     -----------------------------------------------
                                                               One Month                 One Month               ELEVEN MONTHS
                                                              (unaudited)              (unaudited)               (unaudited)
                                                          --------------------     ---------------------     ---------------------
NET SALES                                                             $ 274.3                   $ 244.0                 $ 3,106.2
                                                          --------------------     ---------------------     ---------------------

COSTS AND EXPENSES
       Cost of sales                                                    287.6                     273.1                   3,215.3
       Depreciation                                                      25.6                      17.8                     228.5
       Selling, administration and general expense                        8.0                       8.0                      94.6
       Unusual (gains) losses                                               -                         -                      21.2
                                                          --------------------     ---------------------     ---------------------
TOTAL COSTS AND EXPENSES                                                321.2                     298.9                   3,559.6
                                                          --------------------     ---------------------     ---------------------

LOSS FROM OPERATIONS                                                    (46.9)                    (54.9)                   (453.4)

REORGANIZATION ITEMS (Note 5)                                            (1.9)                     (1.3)                     (4.6)

FINANCING INCOME (EXPENSE):
       Interest and other financing costs (Note 4)                      (12.6)                     (4.4)                    (98.3)
       Interest and other income                                            -                         -                       1.6
                                                          --------------------     ---------------------     ---------------------
TOTAL FINANCING INCOME (EXPENSE)                                        (12.6)                     (4.4)                    (96.7)

PARENT'S SHARE OF INCOME (LOSS) OF
  UNCONSOLIDATED SUBSIDIARIES                                             1.5                      (0.1)                     15.6
                                                          --------------------     ---------------------     ---------------------

LOSS BEFORE INCOME TAXES                                                (59.9)                    (60.7)                   (539.1)

BENEFIT (PROVISION) FOR INCOME TAXES                                        -                         -                    (984.0)
                                                          --------------------     ---------------------     ---------------------

NET LOSS                                                                (59.9)                    (60.7)                 (1,523.1)

DIVIDENDS ON PREFERRED AND PREFERENCE STOCK                               3.4                       3.4                      37.4
                                                          --------------------     ---------------------     ---------------------

NET LOSS APPLICABLE TO COMMON STOCK                                   $ (63.3)                  $ (64.1)               $ (1,560.5)
                                                          ====================     =====================     =====================


Net Loss per Common Share:
       Basic and Diluted                                              $ (0.49)                  $ (0.49)                 $ (12.00)


AVERAGE SHARES OUTSTANDING:
       Basic and Diluted                                                130.2                     130.3                     130.0


The accompanying Notes are an integral part of the Consolidated Financial Statements.

                       BETHLEHEM STEEL CORPORATION, ET AL.

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                    NOVEMBER 30,
                                                                                       2001
                                                                                    (unaudited)
                                                                                --------------------
                                     ASSETS
Current Assets:
       Cash and cash equivalents                                                            $ 138.6
       Receivables, less allowances                                                           388.6
       Inventories:
            Raw materials                                                                     236.0
            Finished and semifinished                                                         460.0
                                                                                --------------------
            Total Inventories                                                                 696.0
       Other current assets                                                                    24.9
                                                                                --------------------
TOTAL CURRENT ASSETS                                                                        1,248.1
INVESTMENTS AND MISCELLANEOUS ASSETS                                                          132.5
PROPERTY, PLANT AND EQUIPMENT, less accumulated depreciation of $4,256.6                    2,661.1
DEFERRED INCOME TAX ASSET, net of valuation allowance of $1,431.7                                 -
GOODWILL, less accumulated amortization of $42.0                                              318.0
                                                                                --------------------
TOTAL ASSETS                                                                              $ 4,359.7
                                                                                ====================

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
       Accounts payable                                                                     $ 132.5
       Accrued employment costs                                                                28.6
       Secured debt and capital lease obligations in default (Note 4)                         152.1
       Other current liabilities                                                               51.5
                                                                                --------------------
TOTAL CURRENT LIABILITIES                                                                     364.7

DEBTOR-IN-POSSESSION FINANCING (Note 2)                                                       209.8
INVENTORY CREDIT FACILITY (Note 2)                                                            289.9
DEFERRED GAIN AND OTHER LONG-TERM LIABILITIES                                                 105.3
LIABILITIES SUBJECT TO COMPROMISE (Note 3)                                                  3,813.0

STOCKHOLDERS' EQUITY (DEFICIT):
       Preferred Stock                                                                         11.6
       Preference Stock                                                                         2.0
       Common Stock                                                                           135.3
       Common Stock held in treasury at cost                                                  (65.9)
       Additional paid-in capital                                                           1,908.3
       Accumulated other comprehensive loss  (Note 6)                                          (1.7)
       Accumulated deficit                                                                 (2,412.6)
                                                                                --------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                         (423.0)
                                                                                --------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                      $ 4,359.7
                                                                                ====================


The accompanying Notes are an integral part of the Consolidated Financial Statements.

                       BETHLEHEM STEEL CORPORATION, ET AL.

   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                      OCTOBER 31, 2001                 NOVEMBER 30, 2001
                                                                    --------------------  -----------------------------------------
                                                                           MONTH                MONTH             ELEVEN MONTHS
                                                                           ENDED                ENDED                 ENDED
                                                                        (unaudited)          (unaudited)           (unaudited)
                                                                    --------------------  -------------------   -------------------
Operating Activities:
       Net loss                                                                 $ (59.9)             $ (60.7)           $ (1,523.1)

       Adjustments for items not affecting cash from operating
       activities:
            (Income) loss from unconsolidated subsidiaries                          1.5                  0.1                 (15.6)
            Deferred income taxes                                                     -                    -                 984.0
            Depreciation and amortization                                          25.6                 17.8                 228.5
            Unusual (gains) losses                                                    -                    -                  21.2
            Recognition of deferred gains                                          (2.0)                (2.0)                (20.9)
            Reorganization items (Note 5)                                           1.9                  1.3                   4.6
            Litigation recovery                                                       -                    -                  13.0
            Other - net                                                            (0.6)                 1.2                  30.0
       Working capital (excluding financing and investing
       activities):
            Receivables - operating                                               (42.2)                22.9                 (34.3)
            Receivables - financing                                              (212.0)                   -                (212.0)
            Inventories                                                            21.2                 25.5                 158.3
            Accounts payable                                                       51.1                 56.5                  18.8
            Other                                                                   0.6                  7.4                   5.3
       Funding postretirement benefits:
            Pension funding less than expense                                       4.8                  7.3                  88.5
            Retiree healthcare and life insurance benefit
              payments (more) less than expense                                     3.4                 (1.6)                 79.0
                                                                    --------------------  -------------------   -------------------
Cash Provided From (Used For) Operating Activities
  Before Reorganization Items                                                    (206.6)                75.7                (174.7)
                                                                    --------------------  -------------------   -------------------

       Reorganization items (Note 5)                                               (1.9)                (1.3)                 (4.6)
                                                                    --------------------  -------------------   -------------------
Cash Provided From (Used For) Operating Activities                               (208.5)                74.4                (179.3)
                                                                    --------------------  -------------------   -------------------

Investing Activities:
       Capital expenditures                                                        (5.3)                (9.9)                (71.1)
       Cash proceeds from asset sales                                              30.9                    -                  46.6
                                                                    --------------------  -------------------   -------------------
Cash Provided From (Used For) Investing Activities                                 25.6                 (9.9)                (24.5)
                                                                    --------------------  -------------------   -------------------

Financing Activities:
       Borrowings                                                                 258.3                    -                 408.7
       Debt and capital lease payments                                            (31.5)                (9.6)               (102.1)
       Cash dividends paid                                                            -                    -                 (20.2)
       Other payments                                                              (2.7)                (3.5)                (33.8)
                                                                    --------------------  -------------------   -------------------
Cash Provided From (Used For) Financing Activities                                224.1                (13.1)                252.6
                                                                    --------------------  -------------------   -------------------

Net Increase (Decrease) in Cash and Cash Equivalents                               41.2                 51.4                  48.8
Cash and Cash Equivalents - Beginning of Period                                    46.0                 87.2                  89.8
                                                                    --------------------  -------------------   -------------------
                          - End of Period                                        $ 87.2              $ 138.6               $ 138.6
                                                                    ====================  ===================   ===================

Supplemental Cash Payment Information:
       Interest, net of amount capitalized                                        $ 4.9                $ 0.2                $ 81.0
       Income taxes paid (received)                                                   -                    -                  (0.2)
       Capital lease obligations incurred                                           0.2                    -                   5.2
       Debt assumed in purchase combination                                           -                    -                  18.9

LIQUIDITY AT MONTH END                                                          $ 264.3              $ 347.9               $ 347.9


The accompanying Notes are an integral part of the Consolidated Financial Statements.

                       BETHLEHEM STEEL CORPORATION, ET AL.
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)
                             (DEBTORS-IN-POSSESSION)

                 NOTES TO NOVEMBER 30, 2001 FINANCIAL STATEMENTS
                                   (unaudited)

1. On October 15, 2001, Bethlehem Steel Corporation and 22 of its wholly-owned subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Debtors continue to manage their businesses as debtors-in-possession in the ordinary course of business. Transactions outside the ordinary course of business require Court approval. Subsequent to the filing of the chapter 11 petitions, the Court entered several orders authorizing, but not requiring, the Debtors to pay certain pre-petition liabilities (such as employee wages and benefits) and take certain actions to preserve the going concern value of the business that should enhance the prospects of reorganization.

These consolidated financial statements of the Debtors have been prepared in conformity with generally accepted accounting principles on a going concern basis, which contemplates continuity of operations, realization of assets and payment of liabilities. Under bankruptcy law, actions by creditors to collect pre-petition indebtedness owed by the Debtors are stayed and other pre-petition contractual obligations may not be enforced against the Debtors. As a result of the chapter 11 filing, there is no assurance that the carrying amounts of assets will be realized or that liabilities will be settled for amounts recorded. After negotiations with various parties in interest, the Debtors expect to present a chapter 11 plan to restructure their obligations. A chapter 11 plan will likely change the amounts reported in the financial statements and cause a material change in the carrying amount of assets and liabilities. These financial statements have been prepared in accordance with the AICPA's Statement of Position 90-7 Financial Reporting by Entities in Reorganization Under the Bankruptcy Code (SOP 90-7). SOP 90-7 requires segregating liabilities incurred prior to October 15, 2001 (pre-petition) that are subject to compromise and identifying all transactions and events that are directly associated with the reorganization of the Debtors. Also, in accordance with SOP 90-7, pre-petition interest is no longer being accrued on any unsecured or undersecured debt.

Due to material uncertainties, it is not possible to predict the length of time the Debtors will operate under chapter 11 protection, the outcome of the proceedings in general, the effect of the proceedings on the Debtors' businesses or the recovery by creditors of the Debtors and equity holders of Bethlehem.

2. The Court approved a $450 million debtor-in-possession (DIP) financing with the General Electric Capital Corporation (GECC). The GECC financing is collateralized by, among other things, a senior lien on substantially all of the Debtors' assets, excluding inventory and those assets that had previously been subject to a lien, and a junior lien on inventory and those assets that had previously been subject to a lien. The GECC financing expires on the earlier of confirmation of a plan of reorganization or October 15, 2003. Bethlehem subsidiaries that did not file for chapter 11 protection have guaranteed the financing. The Debtors pay interest on this financing at their option at either
(1) an indexed rate, typically based on the prime rate, plus 2.5% or (2) LIBOR plus 3.5%. The GECC financing contains certain financial performance covenants and restricts the ability to pay dividends. Initial proceeds from the GECC financing were used to repurchase $260 million of accounts receivable that had been sold under the Debtors' $340 million receivables purchase/sale facility. The $290 million the Debtors had borrowed under their inventory credit facility remains outstanding as secured debt. Interest is payable monthly in arrears on the GECC facility and as adequate protection on the inventory facility.

3. Except for secured debt and capital lease obligations, all recorded pre-petition liabilities of the Debtors have been classified as liabilities subject to compromise. The Court has authorized, but did not require, payments of wages and certain employee benefits and certain other pre-petition obligations. Net changes in pension and other postemployment benefits since October 15, 2001 are included in liabilities subject to compromise. Payments of $84 million have been made on pre-petition obligations, primarily for wages, active and retiree health care expenses and for other employee related costs. Liabilities subject to compromise (in millions) at November 30, 2001 were as follows:


     Other postemployment benefits             $        2,000.8
     Pension                                              561.8
     Unsecured debt                                       529.1
     Accounts payable                                     217.6
     Accrued employment costs                             274.3
     Other accrued liabilities                            155.9
     Accrued taxes and interest                            73.5
                                               -----------------
     Total                                      $       3,813.0
                                               =================



4. The Debtors' filing for chapter 11 represented an Event of Default under each of their then existing debt instruments. As a result, all secured debt (including capital lease obligations), other than the DIP financing and inventory credit agreement, has been classified as a current liability at November 30, 2001, while all unsecured debt has been classified as a liability subject to compromise. Under bankruptcy law, the Debtors are not permitted to make scheduled principal and interest payments on debt, unless specifically ordered by the Court. The Court has authorized payment of interest on the GECC financing and inventory financing facilities. In addition, certain other stipulations and motions requesting or providing for adequate protection payments on certain secured debt and capital lease obligations have been filed with the Court and are awaiting a hearing. Interest on unsecured debt that was not charged to earnings for the period from the petition date to November 30, 2001 was approximately $6 million.

5. Net costs resulting from reorganization of the businesses have been reported in the statement of earnings separately as reorganization items. For the one month period ended October 31, 2001 and for the month and eleven month periods ended November 30, 2001, the following have been incurred (in millions):


                       October 31,
                          2001                    November 30, 2001
                     --------------      ----------------------------------
                          One                 One               Eleven
                         Month               Month              Months
                     --------------      --------------      --------------

 Professional fees  $            1.9    $            1.5    $            4.8
 Interest income                 0.0                (0.2)               (0.2)
                    -----------------   -----------------   -----------------
 Total              $            1.9    $            1.3    $            4.6
                    =================   =================   =================


6. The total non-owner changes in stockholders' equity (deficit) was a decrease of $1.5 billion for the eleven months ended November 30, 2001. It was comprised of the net loss, the transition adjustment related to adopting Statement No. 133, and the net unrealized losses on derivative instruments used for hedging.

7. Upon the filing of the chapter 11 cases, the Debtors did not close their records as of the filing date and, therefore, a statement of earnings and statement of cash flows from the filing date through October 31, 2001 is not available. Instead, information for the entire month of October has been provided.

8. Summarized financial statements for Bethlehem Steel Corporation and Consolidated Subsidiaries are as follows:


STATEMENT OF EARNINGS                                         ELEVEN MONTHS
                                                                  ENDED
                                                               NOVEMBER 30,
(dollars in millions)                                              2001
                                                           --------------------

Net Sales                                                  $           3,135.2
Costs and Expenses                                                     3,582.7
                                                           --------------------
    Loss from Operations                                                (447.5)
Reorganization Items                                                      (4.6)
Financing Income (Expense) - Net                                         (87.0)
                                                           --------------------
  Loss before Income Taxes                                              (539.1)
Provision for Income Taxes                                              (984.0)
                                                           --------------------
  Net Loss                                                            (1,523.1)
Dividends on Preferred and Preference Stock                               37.4
                                                           --------------------
  Net Loss Applicable to Common Stock                      $          (1,560.5)
                                                           ====================


SUMMARY BALANCE SHEET
                                                               NOVEMBER 30,
(dollars in millions)                                              2001
                                                           --------------------
                                     ASSETS
Current Assets
  Cash and cash equivalents                                $             141.3
  Receivables, less allowances                                           393.7
  Inventories                                                            708.3
  Other current assets                                                    25.6
                                                           --------------------
Total Current Assets                                                   1,268.9
Investments and miscellaneous assets                                     141.7
Property, plant and equipment, net                                     2,720.4
Goodwill                                                                 318.0
                                                           --------------------
Total Assets                                               $           4,449.0
                                                           ====================


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
  Secured debt and capital lease obligations in default    $             152.1
  Accounts payable                                                       145.8
  Accrued employment costs and taxes                                      55.6
  Other current liabilities                                               50.6
                                                           --------------------
Total Current Liabilities                                                404.1
Debtor-in-Possession Financings                                          499.7
Defered Gain                                                             105.0
Other Long-term Liabilities                                               50.1
Liabiliites Subject to Compromise                                      3,813.0

Total Stockholders' Deficit                                             (422.9)
                                                           --------------------
Total Liabilities and Stockholders' Deficit                $           4,449.0
                                                           ====================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
 Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld
                      October 15, 2001 to November 30, 2001



(dollars in thousands)

Gross Wages and Salaries Paid                                    $93,910

Payroll Taxes Withheld                                           $25,284

Employer Payroll Taxes Incurred                                   $6,775

Gross Sales Subject to Taxes                                      $1,777

Sales Tax Collected or Self-Assessed                                $299

Property Tax Payments Due (1)                                    $13,286

Property Tax Paid                                            None

All Other Taxes Paid
  Wholesale license tax - Delaware                         $18
  Business and Occup. - Washington                           2
     TOTAL                                                 $20
                                               ================




(1) Represents the amount of tax payments that were to be due, however the amounts have been classified as liabilities subject to compromise and payment has been withheld. No post-petition property tax liabilities were due to be paid.

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                Employee/Employer Federal Income Tax and FICA Tax
                   Paid October 15, 2001 to November 30, 2001


(dollars in thousands)
Taxing Authority                       Date Paid       Amount Paid
----------------------------------    -----------   -----------------

Internal Revenue Service                10/19/01              $2,183
Internal Revenue Service                10/22/01                 477
Internal Revenue Service                10/25/01               2,016
Internal Revenue Service                10/26/01                 406
Internal Revenue Service                10/29/01                 313
Internal Revenue Service                 11/1/01               6,673
Internal Revenue Service                 11/5/01                 872
Internal Revenue Service                 11/8/01               2,121
Internal Revenue Service                 11/9/01                 392
Internal Revenue Service                11/13/01                 122
Internal Revenue Service                11/15/01               2,438
Internal Revenue Service                11/19/01                 625
Internal Revenue Service                11/23/01               2,588
Internal Revenue Service                11/26/01                  22
Internal Revenue Service                11/29/01               2,228

                                                    -----------------

  TOTAL                                                      $23,477
                                                    =================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                     Payments for State Income Tax Withheld
                      October 15, 2001 to November 30, 2001


(dollars in thousands)
Taxing Authority                       Date Paid       Amount Paid
--------------------------------    --------------   ----------------

Indiana                                  10/19/01              1,092
Maryland                                 10/19/01                740
New York                                 10/19/01                697
Pennsylvania                             10/22/01                282
New York                                 10/24/01                103
Pennsylvania                             10/24/01                 96
New York                                 10/26/01                 72
Indiana                                  10/26/01                  2
North Carolina                           10/26/01                 49
New York                                 10/31/01                 21
North Carolina                           10/31/01                 21
Pennsylvania                              11/5/01                 16
New Jersey                                11/5/01                 16
Virginia                                  11/5/01                 16
Illinois                                  11/5/01                 15
Wisconsin                                 11/5/01                 14
North Carolina                            11/6/01                  5
New York                                  11/7/01                  5
Ohio                                      11/9/01                  4
Indiana                                   11/9/01                  6
Georgia                                   11/9/01                  6
Kentucky                                  11/9/01                  5
South Carolina                            11/9/01                  2
Missouri                                  11/9/01                  2
State of Michigan                        11/12/01                  1
New York                                 11/14/01                  1
Maryland                                 11/15/01                  1
Indiana                                  11/20/01                  1
Pennsylvania                             11/20/01                  1
Indiana                                  11/20/01                  1
New York                                 11/21/01                  1
Indiana                                  11/23/01                  3
New York                                 11/26/01                  1
New York                                 11/27/01                  1
Other                                     Various                  4

                                                     ----------------

  TOTAL                                                       $3,302
                                                     ================

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                     Payments for Local Income Tax Withheld
                      October 15, 2001 to November 30, 2001


(dollars in thousands)
Taxing Authority                    Date Paid        Amount Paid
--------------------------------  -------------     -------------

Indiana Dept. of Revenue               10/19/01               $52
Coatesville Area                       10/29/01               181
City of Bethlehem                      10/29/01               164
Lancaster Cty.                         10/29/01                43
City of Bethlehem                      10/29/01                25
Central Tax Bureau of PA.              10/29/01                15
Lebanon Cty. EIT                       10/29/01                 5
City of Philadelphia                   11/14/01                 8
Indiana DOR                            11/20/01                57
City of Bethlehem                      11/20/01                12
Ohio Regional Tax Bureua               11/20/01                 1
Other                                   Various                 2

                                                     -------------

  TOTAL                                                      $564
                                                     =============

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                  Payments for Employer Unemployment Insurance
                      October 15, 2001 to November 30, 2001


(dollars in thousands)
Taxing Authority                    Date Paid       Amount Paid
------------------------------    -------------    -------------

Pennsylvania                          10/26/01              33
Internal Revenue Service              10/26/01               9
Maryland                              10/26/01               7
Other                                 10/26/01               1

                                                   -------------

  TOTAL                                                    $50
                                                   =============

                       BETHLEHEM STEEL CORPORATION, ET AL.
   Case No. 01-15288 (BRL) through 01-015302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                        Payments for Sales and Use Taxes
                      October 15, 2001 to November 30, 2001


     (dollars in thousands)
     Taxing Authority                               Date Paid              Amount Paid
     -----------------------------------       --------------------      ---------------
CUSTOMER SALES TAXES COLLECTED
       Florida                                            10/19/01                   $2
       Maryland                                           10/19/01                    1
       Pennsylvania                                       10/19/01                   31
       Illinois                                           10/24/01                    3
       Lousianna                                          10/24/01                   11
       Massachusetts                                      10/24/01                    2
       Wisconsin                                          10/24/01                    2
       Georgia                                          11/16/2001                    3
       Kentucky                                         11/16/2001                    0
       Missouri                                         11/16/2001                    1
       Wisconsin                                        11/16/2001                   43
       Florida                                          11/19/2001                    4
       Maryland                                         11/19/2001                    2
       Pennsylvania                                     11/19/2001                   23

                                                                                             --------------
          TOTAL                                                                                         77

SALES AND USE TAX - SELF ASSESSED
       New York                                           10/24/01                    7
       Indiana                                            10/19/01                   74
       Pennsylvania                                       10/19/01                   45
       Maryland                                           10/19/01                   33
       New York                                           11/16/01                   19
       Indiana                                            11/19/01                   75
       Pennsylvania                                       11/19/01                   63
       Maryland                                           11/19/01                   32
       Indiana                                            11/30/01                    2
       Other                                               Various                    1

                                                                                             --------------
          TOTAL                                                                                        350

                                                                                             --------------

          TOTAL - ALL                                                                                 $427
                                                                                             ==============


                       BETHLEHEM STEEL CORPORATION, ET AL.
   CASE NO. 01-15288 (BRL) THROUGH 01-015302, 01-15308 THROUGH 01-15315 (BRL)
                            MONTHLY OPERATING REPORT
                             STATEMENT ON INSURANCE
                      OCTOBER 15, 2001 TO NOVEMBER 30, 2001



All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in force.